                          STREETTRACKS(R) SERIES TRUST

                      STREETTRACKS(R) DJ WILSHIRE REIT ETF

                          SUPPLEMENT DATED MAY 23, 2006
                    TO THE PROSPECTUS DATED OCTOBER 31, 2005

Shareholders of the streetTRACKS DJ Wilshire REIT ETF are hereby notified that Fernando Diaz will no longer serve as a portfolio manager of the Fund. Accordingly, on page 56 of the prospectus, under the heading "Portfolio Managers--streetTRACKS DJ Wilshire REIT ETF Portfolio Management Team" the disclosure referring to Mr. Diaz is deleted. The remainder of the section entitled "Portfolio Managers" is unchanged.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE